REGULATORY MATTERS	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Regulated Operations [Abstract]
REGULATORY MATTERS
6. REGULATORY MATTERS
FERC REGULATORY MATTERS
With respect to their transmission services and rates, the FET Subsidiaries are subject to regulation by FERC. Under the FPA, FERC regulates rates for transmission of electric power, accounting and other matters. FERC regulations require the FET Subsidiaries to provide open access transmission service at FERC-approved rates, terms and conditions. Transmission facilities of the FET Subsidiaries are subject to functional control by PJM, and transmission service using the FET Subsidiaries transmission facilities is provided by PJM under the PJM Tariff.

Federally enforceable mandatory reliability standards apply to the bulk electric system and impose certain operating, record-keeping and reporting requirements on the FET Subsidiaries. NERC is the ERO designated by FERC to establish and enforce these reliability standards, although NERC has delegated day-to-day
implementation and enforcement of these reliability standards to six regional entities, including RFC. All of the facilities that the FET Subsidiaries operate are located within RFC’s footprint. FET actively participates in the NERC and RFC stakeholder processes, and otherwise monitors and manages its companies, including the FET Subsidiaries, in response to the ongoing development, implementation and enforcement of the reliability standards implemented and enforced by RFC.
FET and the FET Subsidiaries believe that they are in material compliance with all currently-effective and enforceable reliability standards. Nevertheless, in the course of operating its extensive electric utility systems and facilities FET and/or the FET Subsidiaries occasionally learns of isolated facts or circumstances that could be interpreted as excursions from the reliability standards. If and when such occurrences are found, FET and the FET Subsidiaries develops information about the occurrence and develops a remedial response to the specific circumstances, including in appropriate cases “self-reporting” an occurrence to RFC. Moreover, it is clear that NERC, RFC and FERC will continue to refine existing reliability standards as well as to develop and adopt new reliability standards. Any inability on FET’s and/or the FET Subsidiaries’ part to comply with the reliability standards for its bulk electric system could result in the imposition of financial penalties, or obligations to upgrade or build transmission facilities, that could have a material adverse effect on FET’s and/or the FET Subsidiaries’ financial condition, results of operations and cash flows.
FERC Audit
FERC’s Division of Audits and Accounting initiated a nonpublic audit of FESC in February 2019. Among other matters, the audit is evaluating FirstEnergy’s compliance with certain accounting and reporting requirements under various FERC regulations. On February 4, 2022, FERC filed the final audit report for the period of January 1, 2015 through September 30, 2021, which included several findings and recommendations that FirstEnergy has accepted. The audit report included a finding and related recommendation on FirstEnergy’s methodology for allocation of certain corporate support costs to regulatory capital accounts under certain FERC regulations and reporting. Effective in the first quarter of 2022 and in response to the finding, FirstEnergy implemented a new methodology for the allocation of these corporate support costs to regulatory capital accounts for its regulated distribution and transmission companies on a prospective basis. With the assistance of an independent outside firm, FirstEnergy completed an analysis during the third quarter of 2022 of these costs and how it impacted certain FERC-jurisdictional wholesale transmission customer rates for the audit period of 2015 through 2021. As a result of this analysis, FET reclassified certain transmission capital assets to operating expenses for the audit period. FET fully recovered approximately $91 million of the above costs reclassified to operating expenses in its transmission formula rate revenue requirements as of December 31, 2024.
On December 8, 2023, FERC audit staff issued a letter advising that two unresolved audit matters, primarily related to FirstEnergy’s plan to recover the reclassified operating expenses in formula transmission rates, were being referred to other offices within FERC for further review. On July 5, 2024 and September 26, 2024, the FERC Office of Enforcement issued additional data requests related to the 2022 reclassification of operating expenses, to which FirstEnergy replied. On September 10, 2024 and January 13, 2025, the FERC Office of Enforcement issued further data requests related to a matter unrelated to FET, to which FirstEnergy responded. If the FERC Office of Energy Market Regulation and the FERC Office of Enforcement were to successfully challenge the recovery of the 2022 reclassified operating expenses and formula transmission rates it could have a material adverse effect on the FET Subsidiaries’ financial conditions, result of operations, and cash flows.
Transmission ROE Incentive
On February 24, 2022, the OCC filed a complaint with FERC against ATSI, AEP’s Ohio affiliate and American Electric Power Service Corporation, and Duke Energy Ohio, Inc. asserting that FERC should reduce the ROE utilized in the utilities’ transmission formula rates by eliminating the 50 basis point adder associated with RTO membership, effective February 24, 2022. The OCC contends that this result is required because Ohio law mandates that transmission owning utilities join an RTO and that the 50 basis point adder is applicable only where RTO membership is voluntary. On December 15, 2022, FERC denied the complaint as to ATSI and Duke Energy Ohio, Inc., but granted it as to AEP’s Ohio affiliate. AEP’s Ohio affiliate and OCC appealed FERC’s orders to the Sixth Circuit. On January 17, 2025, the Sixth Circuit ruled that the 50 basis point adder is available only where RTO membership is voluntary, that Ohio law requires Ohio’s transmission utilities to be members of an RTO, and that it was unlawful for FERC to excise the adder from AEP’s Ohio affiliate rates, but not from the Duke Energy Ohio, Inc. and ATSI rates. During 2024, as a result of the ruling, ATSI recognized a $46 million pre-tax
charge, with interest, of which $42 million is reported in “Transmission Revenues” and $4 million is reported in “Miscellaneous income, net” on the Consolidated Statements of Income to reflect the expected refund owed to transmission customers back to February 24, 2022. On March 3, 2025, FirstEnergy filed for rehearing en banc, and Duke Energy Ohio, Inc. and AEP’s Ohio affiliate also filed for rehearing, which was denied by the Sixth Circuit on March 26, 2025. On April 16, 2025, the Sixth Circuit agreed to hold the case pending further appeal to the Supreme Court of the U.S. On June 20, 2025 and June 24, 2025, ATSI and AEP’s Ohio affiliate, respectively, applied for the Supreme Court of the U.S. to review the Sixth Circuit’s decision. The parties submitted their briefings and the case is pending before the Supreme Court of the U.S.
Transmission ROE Methodology
A proposed rulemaking proceeding concerning transmission rate incentives provisions of Section 219 of the 2005 Energy Policy Act was initiated in March of 2020 and remains pending before FERC. Among other things, the rulemaking explored whether utilities should collect an “RTO membership” ROE incentive adder for more than three years. FirstEnergy is a member of PJM, and its transmission subsidiaries could be affected by the proposed rulemaking. FirstEnergy participated in comments on the supplemental rulemaking that were submitted by a group of PJM transmission owners and by various industry trade groups. If there were to be any changes to the FET Subsidiaries’ transmission incentive ROE, such changes will be applied on a prospective basis; provided however, due to the Sixth Circuit’s ruling in the “
Transmission ROE Incentive
” matter described above, ATSI is collecting the ROE incentive adder subject to refund.
Transmission Planning Supplemental Projects
On September 27, 2023, the OCC filed a complaint against ATSI, PJM and other transmission utilities in Ohio alleging that the PJM Tariff and operating agreement are unjust, unreasonable, and unduly discriminatory because they include no provisions to ensure PJM’s review and approval for the planning, need, prudence and cost-effectiveness of the PJM Tariff Attachment
M-3
“Supplemental Projects.” Supplemental Projects are projects that are planned and constructed to address local needs on the transmission system. The OCC demands that FERC: (i) require PJM to review supplemental projects for need, prudence and cost-effectiveness; (ii) appoint an independent transmission monitor to assist PJM in such review; and (iii) require that Supplemental Projects go into rate base only through a “stated rate” procedure whereby prior FERC approval would be needed for projects with costs that exceed an established threshold. Subsequently, intervenors expanded the scope of this proceeding to all of the transmission utilities in PJM. The FET Subsidiaries and the other transmission utilities in Ohio and PJM filed comments.

Local Transmission Planning Complaint
On December 19, 2024, the Industrial Energy Consumers of America, a group representing large industrial customers, and state consumer advocates filed a complaint at FERC that asserts that transmission owners are overbuilding “local transmission facilities” with corresponding unjustified increases in transmission rates. The complaint demands that FERC: (i) prohibit transmission owners from planning “local transmission facilities” that are rated at 100kV or higher, (ii) appoint “independent transmission monitors” to conduct such planning, and (iii) condition construction of local transmission facilities on the facility having been planned by the “independent transmission monitor.” FirstEnergy is participating in this matter through a consortium of PJM transmission owners and through certain trade groups, including EEI. FirstEnergy together with the PJM transmission owners filed a motion to dismiss the complaint on March 20, 2025, which is pending before FERC. FET is unable to predict the outcome or estimate the impact that this complaint may have on the FET Subsidiaries, however, whether this lawsuit moves forward could have a material impact on FET’s transmission capital investment strategy.
Valley Link Formula Transmission Rate
Valley Link is a joint venture between FET, AEP and Dominion, and was formed to submit applications to construct transmission solutions to identified transmission reliability issues. In 2024, Valley Link submitted a portfolio of transmission solutions to the reliability issues that were the subject of the PJM 2024 RTEP Window 1 planning process. On February 26, 2025, PJM selected approximately $3.0 billion of the transmission solutions proposed by Valley Link for construction through PJM’s “baseline” RTEP process. On March 14, 2025, the Valley Link joint venture filed an application for forward-looking formula transmission rates to provide for cost recovery for the portfolio of selected projects. Among other things, the transmission rate application provides for a capital structure of 40% debt and 60% equity, and a base ROE of 10.9% with associated templates and protocols, as well as transmission rate incentives, including the abandonment rate incentive, the CWIP rate incentive, the RTO participation adder incentive, the hypothetical capital structure incentive, and the precommercial regulatory asset incentive. On April 4, 2025, certain parties filed protests of certain elements of the proposed formula rate and requested transmission incentives, to which Valley Link responded on April 21, 2025. On April 8, 2025, PJM also sought to intervene in the matter. On May 14, 2025, FERC issued an initial order that, among other things, accepted the requested abandonment rate incentive, CWIP rate incentive, RTO participation adder incentive, and precommercial regulatory asset rate incentive, and allowed the formula rate to go into effect on May 14, 2025, as requested, subject to refund, pending further settlement and hearing proceedings. An initial settlement conference was held on June 26, 2025, and a procedural schedule for the initial phase of the settlement process was agreed upon. The capital structure incentive and the other open rate design matters are being addressed in confidential settlement negotiations.
Abandonment Transmission Rate Incentive
On February 26, 2025, PJM completed its 2024 Regional Transmission Expansion Plan Open Window 1 process and, among other actions, designated each of ATSI and PE to construct certain transmission projects. On July 11, 2025, ATSI and PE filed a joint application for the abandonment incentive with FERC, which was approved on September 9, 2025. Effective September 10, 2025, ATSI and PE each became eligible to recover 50% of the project costs incurred prior to September 10, 2025, and 100% of the project costs incurred thereafter for any projects subsequently cancelled for reasons beyond the control of utility management.
Large Load Interconnection Rulemaking
On October 23, 2025, the U.S. Secretary of Energy directed FERC to conduct a rulemaking procedure to develop regulations that would speed interconnection to the transmission system of large loads, including “Artificial Intelligence” data centers and “hybrid” data center/generation facilities. The Energy Secretary advanced 14 principles to guide this outcome, including that such large loads should be responsible for paying the costs of any network transmission upgrades required for interconnection of such large loads, and that these large loads should have the option for building such network transmission system upgrades. The Energy Secretary requested that FERC take final action by April 30, 2026. On October 27, 2025, FERC noticed the Energy Secretary’s directive for comment, and established November 28, 2025, as the deadline for all comments and replies thereto. FET is evaluating its options for participating in this proceeding. FET is evaluating its options for participating in this proceeding and cannot predict the outcome of this proceeding.

9. REGULATORY MATTERS
FERC REGULATORY MATTERS
With respect to their transmission services and rates, the FET Subsidiaries are subject to regulation by FERC. Under the FPA, FERC regulates rates for transmission of electric power, accounting and other matters. FERC regulations require the FET Subsidiaries to provide open access transmission service at FERC-approved rates, terms and conditions. Transmission facilities of the FET Subsidiaries are subject to functional control by PJM, and transmission service using the FET Subsidiaries transmission facilities is provided by PJM under the PJM Tariff.
The following table summarizes the key terms of rate orders in effect for transmission customer billings for each one of FET’s transmission owner entities as of December 31, 2024:

Company	Rates Effective	Capital Structure	Allowed ROE
ATSI	January 2015	Actual (13-month average)	9.88% (1)
MAIT	July 2017	Lower of Actual (13-month average) or 60% equity	10.3%
TrAIL	July 2008	Actual (year-end)	12.7% (2) /11.7% (3)

(1)
Reflects a 0.5% reduction to the 10.38% approved ROE due to the January 2025 Sixth Circuit ruling eliminating the 50 basis point adder associated with RTO membership (see Transmission ROE Incentive: OCC v. ATSI, et al.)

(2)	TrAIL the Line and Black Oak Static Var Compensator
(3)	All other projects
Federally enforceable mandatory reliability standards apply to the bulk electric system and impose certain operating, record-keeping and reporting requirements on the FET Subsidiaries. NERC is the ERO designated by FERC to establish and enforce these reliability standards, although NERC has delegated day-to-day

implementation and enforcement of these reliability standards to six regional entities, including RFC. All of the facilities that the FET Subsidiaries operate are located within RFC. FET actively participates in the NERC and RFC stakeholder processes, and otherwise monitors and manages its companies, including the FET Subsidiaries, in response to the ongoing development, implementation and enforcement of the reliability standards implemented and enforced by RFC.
FET and the FET Subsidiaries believe that they are in material compliance with all currently-effective and enforceable reliability standards. Nevertheless, in the course of operating its extensive electric utility systems and facilities FET and/or the FET Subsidiaries occasionally learns of isolated facts or circumstances that could be interpreted as excursions from the reliability standards. If and when such occurrences are found, FET and the FET Subsidiaries develops information about the occurrence and develops a remedial response to the specific circumstances, including in appropriate cases “self-reporting” an occurrence to RFC. Moreover, it is clear that NERC, RFC and FERC will continue to refine existing reliability standards as well as to develop and adopt new reliability standards. Any inability on FET’s and/or the FET Subsidiaries’ part to comply with the reliability standards for its bulk electric system could result in the imposition of financial penalties, or obligations to upgrade or build transmission facilities, that could have a material adverse effect on FET’s and/or the FET Subsidiaries’ financial condition, results of operations and cash flows.
FERC Audit
FERC’s Division of Audits and Accounting initiated a nonpublic audit of FESC in February 2019. Among other matters, the audit is evaluating FirstEnergy’s compliance with certain accounting and reporting requirements under various FERC regulations. On February 4, 2022, FERC filed the final audit report for the period of January 1, 2015 through September 30, 2021, which included several findings and recommendations that FirstEnergy has accepted. The audit report included a finding and related recommendation on FirstEnergy’s methodology for allocation of certain corporate support costs to regulatory capital accounts under certain FERC regulations and reporting. Effective in the first quarter of 2022 and in response to the finding, FirstEnergy had implemented a new methodology for the allocation of these corporate support costs to regulatory capital accounts for its regulated distribution and transmission companies on a prospective basis. With the assistance of an independent outside firm, FirstEnergy completed an analysis during the third quarter of 2022 of these costs and how it impacted certain FERC-jurisdictional wholesale transmission customer rates for the audit period of 2015 through 2021. As a result of this analysis, FET recorded in the third quarter of 2022 approximately $34 million in expected customer refunds, plus interest, due to its wholesale transmission customers and reclassified approximately $99 million of certain transmission capital assets to operating expenses for the audit period, of which $9 million are not expected to be recoverable and impacted FET’s earnings since they relate to costs capitalized during stated transmission rate time periods. FET has recovered approximately $91 million of costs reclassified to operating expenses in its transmission formula rate revenue requirements as of December 31, 2024. These reclassifications also resulted in a reduction to FET’s rate base by approximately $77 million, which is not expected to materially impact FET’s future earnings. The expected wholesale transmission customer refunds were recognized as a reduction to revenue, and the amount of reclassified transmission capital assets that are not expected to be recoverable were recognized within “Other operating expenses” on FET’s Consolidated Statements of Income.
On December 8, 2023, FERC audit staff issued a letter advising that two unresolved audit matters, primarily related to FirstEnergy’s plan to recover the reclassified operating expenses in formula transmission rates, were being referred to other offices within FERC for further review. On July 5, 2024 and September 26, 2024, the FERC Office of Enforcement issued additional data requests related to the 2022 reclassification of operating expenses, to which FirstEnergy replied. On September 10, 2024, the FERC Office of Enforcement issued a set of data requests related to the classification and recovery of a since terminated fuel consulting contract, to which FirstEnergy responded. The FERC Office of Enforcement issued another set of data requests related to the same fuel consulting contract on January 13, 2025. Responses are due March 5, 2025. If the FERC Office of Energy Market Regulation and the FERC Office of Enforcement were to successfully challenge the recovery of the 2022 reclassified operating expenses and formula transmission rates it could have material adverse effect on the FET Subsidiaries’ financial conditions, result of operations, and cash flows.

Transmission ROE Incentive: OCC v ATSI, et al.
On February 24, 2022, the OCC filed a complaint with FERC against ATSI, AEP’s Ohio affiliates and American Electric Power Service Corporation, and Duke Energy Ohio, LLC asserting that FERC should reduce the ROE utilized in the utilities’ transmission formula rates by eliminating the 50 basis point adder associated with RTO membership, effective February 24, 2022. The OCC contends that this result is required because Ohio law mandates that transmission owning utilities join an RTO and that the 50 basis point adder is applicable only where RTO membership is voluntary. On December 15, 2022, FERC denied the complaint as to ATSI and Duke, but granted it as to AEP. AEP and OCC appealed FERC’s orders to the Sixth Circuit. On January 17, 2025, the Sixth Circuit ruled that the 50 basis point adder is available only where RTO membership is voluntary, that Ohio law requires Ohio’s transmission utilities to be members of an RTO, and that it was unlawful for FERC to excise the adder from AEP rates, but not from the Duke and ATSI rates. FirstEnergy expects to pursue further appeal. During the fourth quarter of 2024, ATSI recognized a $46 million pre-tax
charge, with interest, of which $42 million is reported in “Revenues from non-affiliates”
and $4 million is reported in “Miscellaneous income, net” on the Consolidated Statements of Income to reflect the expected refund owed to transmission customers back to February 24, 2022.
Transmission ROE Methodology
A proposed rulemaking proceeding concerning transmission rate incentives provisions of Section 219 of the 2005 Energy Policy Act was initiated in March of 2020 and remains pending before FERC. Among other things, the rulemaking explored whether utilities should collect an “RTO membership” ROE incentive adder for more than three years. FirstEnergy is a member of PJM, and its transmission subsidiaries could be affected by the proposed rulemaking. FirstEnergy participated in comments on the supplemental rulemaking that were submitted by a group of PJM transmission owners and by various industry trade groups. If there were to be any changes to the FET Subsidiaries’ transmission incentive ROE, such changes will be applied on a prospective basis.
Transmission Planning Supplemental Projects: Ohio Consumers Counsel v ATSI, et al.
On September 27, 2023, the OCC filed a complaint against ATSI, PJM and other transmission utilities in Ohio alleging that the PJM Tariff and operating agreement are unjust, unreasonable, and unduly discriminatory because they include no provisions to ensure PJM’s review and approval for the planning, need, prudence and cost-effectiveness of the PJM Tariff Attachment
M-3
“Supplemental Projects.” Supplemental Projects are projects that are planned and constructed to address local needs on the transmission system. The OCC demands that FERC: (i) require PJM to review supplemental projects for need, prudence and cost-effectiveness; (ii) appoint an independent transmission monitor to assist PJM in such review; and (iii) require that Supplemental Projects go into rate base only through a “stated rate” procedure whereby prior FERC approval would be needed for projects with costs that exceed an established threshold. In subsequent pleadings, parties to the proceeding expanded the scope of the complaint to encompass all of the transmission owners in PJM. The FET Subsidiaries and the other transmission utilities in Ohio and PJM filed comments and the complaint is pending before FERC.
Local Transmission Planning Complaint: Industrial Energy Consumers of America, et al. v. Avista Corporation, et al.
On December 19, 2024, the Industrial Energy Consumers of America, a group representing large industrial customers, and state consumer advocates filed a complaint at FERC that asserts that transmission owners are overbuilding “local transmission facilities” with corresponding unjustified increases in transmission rates. The complaint demands that FERC: (i) prohibit transmission owners from planning “local transmission facilities” that are rated at 100kV or higher, (ii) appoint “independent transmission monitors” to conduct such planning, and (iii) condition construction of local transmission facilities on the facility having been planned by the “independent transmission monitor.” FirstEnergy expects to participate in this matter through a consortium of PJM transmission owners and through certain trade groups, including EEI. FET is unable to predict the outcome or estimate the impact that this complaint may have on the FET Subsidiaries, however, whether this lawsuit moves forward could have a material impact on FET’s transmission capital investment strategy.